UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   August 17, 2011

Delta Apparel, Inc.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Items.
On August 17, 2011, the Board of Directors of Delta Apparel increased the Company's authorization to repurchase stock in open market transactions by an additional $5.0 million pursuant to the Company's Stock Repurchase Program. This brings the total amount authorized for share repurchase to $20.0 million, of which $8.1 million remains available for future stock repurchase.

Item 9.01.       Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description

99.1	Press release issued by Delta Apparel, Inc. on August 18, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	August 18, 2011	/s/ Deborah H. Merrill
Deborah H. Merrill
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 18, 2011